April 27, 2009

PMC Funds

PMC Core Fixed Income Fund (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2008, as supplemented on January 27, 2009 and March 3, 2009, respectively.

Effective immediately, Mr. Richard W. Knee, the Portfolio Manager of the Fund, will take a leave of absence from managing the Fund’s portfolio.  Mr. Andrew A. Johnson will temporarily replace Mr. Knee as lead Portfolio Manager of the Fund.  The following sections regarding Lehman Brothers Asset Management LLC (“Lehman Brothers”) in the Prospectus and SAI are revised to reflect the addition of Mr. Johnson as lead Portfolio Manager, other accounts managed by Mr. Knee and Mr. Johnson as of April 15, 2009 and changes concerning the Portfolio Managers’ compensation.

Prospectus

Page 16- “Management of the Fund - The Sub-Advisers and Portfolio Managers”

Lehman Brothers Asset Management LLC

Richard W. Knee and Andrew A. Johnson
Richard W. Knee and Andrew A. Johnson are the Portfolio Managers for the segment of the Core Fixed Income Fund’s assets managed by Lehman Brothers.  Mr. Knee is a Managing Director of Lehman Brothers.  He joined the predecessor firm to Lehman Brothers in 1983.  Mr. Knee has 28 years of investment experience.  He is the head of portfolio strategy and construction and lead portfolio manager for full discretion and custom strategies.  In his role as lead portfolio manager, Mr. Knee relies on specialty sector teams (such as credit and structured products) in identifying and evaluating opportunities.  He is a member of the Lehman Brothers investment team setting overall firm portfolio strategy, serves on specialty investment grade teams, and is primarily responsible for interest rate strategies.  Prior to 1983, Mr. Knee was a fixed income portfolio manager in the trust departments of both Harris Bank and The First National Bank of Chicago.  On April 15, 2009, Mr. Knee took a leave of absence from managing the Core Fixed Income Fund.  In his absence, Mr. Johnson will serve as lead Portfolio Manager of the Core Fixed Income Fund.

Andrew A. Johnson, Managing Director and board member of Lehman Brothers, joined the predecessor firm to Lehman Brothers in 1989.  Mr. Johnson is the head of investment grade fixed income and lead portfolio manager for multiple core bond portfolios.  Mr. Johnson is the Chief Investment Officer for investment grade strategies with responsibility for the overall direction of the investment process and research.  Mr. Johnson is a member of the investment team setting overall portfolio strategy and serves on specialty investment grade teams, heading the Structured Products team. As desbried above, in Mr. Knee’s absence, Mr. Johnson serves as lead Portfolio Manager of the Core Fixed Income Fund.  Prior to joining the firm, Mr. Johnson was a manager of financial planning and analysis at Illinois Bell.  Previously, he had been an research & development engineer at Northrop Defense Systems Division.  Mr. Johnson earned his BS and MS degrees in Electrical Engineering at the Illinois Institute of Technology and his MBA from the University of Chicago.

SAI
Page B-33 – “Management of the Fund – Other Accounts Managed by the Portfolio Managers”

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Richard Knee (Lehman Brothers)	0	$0	0	$0	0	$0 million
Andrew Johnson (Lehman Brothers)	4	$1,091.2 million	4	$1,507.4 million	99*	$28,111.0 million
*Of the “other accounts” managed, 16 accounts are subject to a performance-based fee (assets of $5,516.1 million).

Page B-43 – “Management of the Fund – Portfolio Managers’ Compensation”

Lehman Brothers Asset Management LLC
Portfolio Managers are typically compensated through salary and an annual discretionary, performance-based bonus, with bonus being a variable but significant portion of total compensation.  Bonus compensation is awarded from a bonus pool.  The allocation of bonus compensation to each Portfolio Manager is based on investment performance metrics and an assessment of competitive industry compensation data and overall contributions to the entire investment management business, including Lehman Brothers.   No substantial portion of a Portfolio Manager’s compensation is dependent on the performance of any one account.

Until January 2009, certain Portfolio Managers had additional compensation consisting of payments based on the overall financial performance of Lehman Brothers if such Portfolio Manager was a principal of the predecessor firm to Lehman Brothers.

Lehman Brother’s prior compensation arrangements included participation by employees, including Portfolio Managers, in the Lehman Brothers Equity Award Program.  We expect to establish a deferred/contingent compensation program pursuant to which Portfolio Managers will receive a portion of their total compensation in the form of a deferred payment, subject to vesting.

Please retain this Supplement with your Prospectus and SAI for future reference.

The date of this Prospectus and SAI Supplement is April 27, 2009.